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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     December 1, 2004

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                              BRE Properties, Inc.

          Maryland                      1-14306                  94-1722214
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(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)

44 Montgomery Street, 36th floor, San Francisco, CA                94104-4809
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    (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code     (415) 445-6530

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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item . 7.01

            On December 1, 2004, we announced the pricing of three million shares of 6.75% Series D Cumulative Redeemable Preferred Stock at a public offering price of $25 per share, plus accrued dividends, if any, from December 9, 2004. The offering is expected to close on December 9, 2004.

            BRE offered all the shares of Series D Preferred Stock under its existing shelf registration statement filed with the Securities and Exchange Commission. Morgan Stanley & Co. Incorporated and Wachovia Capital Markets, LLC acted as joint lead managers, with A.G. Edwards & Sons, Inc. and UBS Securities LLC acting as co-managers. Copies of the prospectus supplement can be obtained from: Morgan Stanley & Co Incorporated, Prospectus Department, 1585 Broadway, New York, NY 10036, phone 212.761.8570.

            This news release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

            About BRE Properties BRE Properties--a real estate investment trust--develops, acquires and manages apartment communities convenient to its residents' work, shopping, entertainment and transit in supply-constrained Western U.S. markets. BRE directly owns and operates 88 apartment communities totaling 24,452 units in California, Arizona, Washington, Utah and Colorado. The company currently has eight other properties in various stages of development and construction, totaling 2,051 units, and joint venture interests in two additional apartment communities, totaling 488 units.

            "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, this news release contains forward-looking statements including the expected closing date of the offering, and is based on the company's current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which BRE operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The company assumes no liability to update this information. For more details, please refer to the company's SEC filings, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            (Registrant)

                        Date: December 1, 2004     By: /s/ Edward F. Lange, Jr.
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